                                                                    EXHIBIT 10.9

                            GREAT WOLF RESORTS, INC.

                      FORM OF EMPLOYEE STOCK PURCHASE PLAN

                                                                               .
                                                                               .
                                                                               .

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Section 1.  PURPOSE....................................................       1

Section 2.  DEFINITIONS................................................       1

            2.1   Account..............................................       1
            2.2   Board................................................       1
            2.3   Code.................................................       1
            2.4   The Company..........................................       1
            2.5   Eligible Employee....................................       1
            2.6   Exercise Date........................................       2
            2.7   Fair Market Value....................................       2
            2.8   1993 Act.............................................       3
            2.9   1934 Act.............................................       3
            2.10  Offering Period......................................       3
            2.11  Option Price.........................................       3
            2.12  Participating Employee...............................       3
            2.13  Participating Employer...............................       3
            2.14  Plan.................................................       3
            2.15  Plan Administrator...................................       3
            2.16  Purchase Period......................................       4
            2.17  Stock................................................       4
            2.18  Stock Purchase Form..................................       4
            2.19  Subsidiary...........................................       4

Section 3.  SHARES RESERVED UNDER THE PLAN.............................       4

Section 4.  EFFECTIVE DATE.............................................       5

Section 5.  PLAN ADMINISTRATOR.........................................       5

Section 6.  PARTICIPATION..............................................       5

            6.1   Requirements.........................................       5
            6.2   Continuity Authorization.............................       6
            6.3   Termination..........................................       6

Section 7.  GRANTING OF OPTIONS........................................       6

            7.1   General Rule.........................................       6
            7.2   Statutory Limitation.................................       7
            7.3   Insufficient Number of Shares of Stock...............       7

Section 8.  PAYROLL DEDUCTIONS.........................................       7

            8.1   Initial Authorization................................       7
            8.2   Continuing Election..................................       8

            8.3   Election Amendment.................................     8
            8.4   Election Revocation and Withdrawal Rights..........     8
            8.5   Account Credits, General Assets and Taxes..........     9
            8.6   No Cash Payments...................................    10

Section 9.  EXERCISE OF OPTION.......................................    10

            9.1   General Rule.......................................    10
            9.2   Automatic Refund...................................    10
            9.3   Delivery of Stock..................................    10

Section 10. TERMINATION OF EMPLOYMENT................................    11

Section 11. NON-TRANSFERABILITY......................................    11

Section 12. ADJUSTMENT...............................................    12

Section 13. SECURITIES REGISTRATION..................................    12

Section 14. AMENDMENT OR TERMINATION.................................    13

Section 15. MISCELLANEOUS............................................    14

            15.1  Shareholder Rights.................................    14
            15.2  No Contract of Employment..........................    14
            15.3  Withholding........................................    14
            15.4  Construction.......................................    14
            15.5  Rule 16b-3.........................................    14

                                   Section 1.

                                     PURPOSE

      The primary purpose of this Plan is to encourage Stock ownership by each Eligible Employee of the Company by permitting the purchase of Stock at a discount which is permissible under Section 423 of the Code. The Company intends that this Plan constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code and, further, intends that any ambiguity in this Plan or any related offering be resolved to effect such intent.

                                   Section 2.

                                   DEFINITIONS

      2.1 Account -- means the separate bookkeeping account which shall be established and maintained by the Plan Administrator for each Participating Employee for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under this Plan.

      2.2 Board -- means the Board of Directors of the Company.

      2.3 Code -- means the Internal Revenue Code of 1986, as amended.

      2.4 The Company -- means Great Wolf Resorts, Inc., a corporation incorporated under the laws of the State of Delaware, and any successor to the Company.

      2.5 Eligible Employee -- means each employee of the Company or a Subsidiary except--

            (a) an employee who customarily is employed (within the meaning of Code Section 423(b)(4)(B)) 20 hours or less per week by the Company or such Subsidiary,

            (b) an employee who customarily is employed (within the meaning of Code Section 423(b)(4)(C)) for not more than 5 months in any calendar year by the Company or such Subsidiary, and

            (c) an employee who would own (immediately after the grant of an option under this Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary based on the rules set forth in
                  Section 423(b)(3) and Section 424 of the Code.

      2.6 Exercise Date -- means for each Purchase Period the last day of such Purchase Period.

      2.7 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Plan Administrator or, if no such closing price is available on such date, (2) such closing price as so reported for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Plan Administrator acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

      2.8 1933 Act -- means the Securities Act of 1933, as amended.

      2.9 1934 Act -- means the Securities Exchange Act of 1934, as amended.

      2.10 Offering Period -- means the period set by the Plan Administrator which precedes the beginning of the related Purchase Period and which shall continue for no more than 15 days.

      2.11 Option Price -- means for each Purchase Period the lesser of 85% of the Fair Market Value for a share of Stock on the first day of such Purchase Period or 85% of the Fair Market Value for a share of Stock on the last day of such Purchase Period.

      2.12 Participating Employee -- means for each Purchase Period each Eligible Employee who is employed by a Participating Employer and who has satisfied the requirements set forth in Section 6 of this Plan for such Purchase Period.

      2.13 Participating Employer -- means for each Purchase Period, the Company and each Subsidiary which the Plan Administrator designates as a Participating Employer for such Purchase Period.

      2.14 Plan -- means this Great Wolf Resorts, Inc. Employee Stock Purchase Plan as in effect on the Effective Date and as thereafter amended from time to time.

      2.15 Plan Administrator -- means the Company or such other person or entity, if any, so designated by the Company.

      2.16 Purchase Period --means each calendar quarter.

      2.17 Stock -- means common stock, par value $0.01 per share, of the Company.

      2.18 Stock Purchase Form -- means the form which an Eligible Employee shall be required to properly complete in writing and timely file with the Plan Administrator before the end of an Offering Period in order to purchase stock under this Plan for the related Purchase Period and which shall require an Eligible Employee to provide such information and to take such action as the Plan Administrator in his or her discretion deems necessary or helpful to the orderly administration of this Plan, including authorizing payroll deductions to purchase Stock under this Plan.

      2.19 Subsidiary -- means each corporation which is a subsidiary of the Company (within the meaning of Section 424(f) of the Code).

                                   Section 3.

                         SHARES RESERVED UNDER THE PLAN

      There shall be (subject to Section 12) a total of 250,000 shares of Stock reserved for issuance upon the exercise of options granted under this Plan as of the Effective Date. All such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock or from shares of Stock which have been reacquired by the Company. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

                                   Section 4.

                                 EFFECTIVE DATE

      The effective date of this Plan shall be the date the Board acts to adopt this Plan if the shareholders of the Company at any time within 12 months before or after such date approve such adoption of this Plan.

                                   Section 5.

                               PLAN ADMINISTRATOR

      This Plan shall be administered by the Plan Administrator. The Plan Administrator acting in the Plan Administrator's absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Plan Administrator shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Plan Administrator deems equitable under the circumstances, which action shall be binding on the Company, on each affected Participating Employee and Participating Employer and on each other person directly or indirectly affected by such action.

                                   Section 6.

                                 PARTICIPATION

      6.1 Requirements. Each Eligible Employee who is employed by a Participating Employer on the first day of an Offering Period shall satisfy the requirements to be a Participating Employee for the related Purchase Period if:

            (a) he or she has properly completed and filed a Stock Purchase Form with the Plan Administrator on or before the last day of such Offering Period to purchase shares of Stock pursuant to options granted under this Plan, and

            (b) his or her employment as an Eligible Employee continues uninterrupted throughout the period which begins on the first day of such Offering Period and ends on the first day of the related Purchase Period, and no Eligible Employee's employment shall be treated as interrupted by a transfer directly between the Company and any Subsidiary or between one Subsidiary and another Subsidiary.

      6.2 Continuity Authorization. Any election made on a Stock Purchase Form shall continue in effect until amended under Section 8.2 or revoked under
Section 8.4.

      6.3 Termination. A Participating Employee's status as such shall terminate for a Purchase Period (for which he or she has an effective election under a Stock Purchase Form) at such time as his or her account is withdrawn under
Section 8.3 or his or her employment terminates under Section 10.

                                   Section 7.

                               GRANTING OF OPTIONS

      7.1 General Rule. Subject to Section 7.2 and Section 7.3, each Participating Employee for each Purchase Period automatically shall be granted an option as of the first day of such Purchase Period to purchase at the Option Price a maximum number of whole shares of Stock, which number shall be determined by dividing $6,250.00 (or such lesser amount as set from time to time by the Plan Administrator) by the Fair Market Value of a share of Stock on the first day of such Purchase Period.

      7.2 Statutory Limitation. No option granted under this Section 7 to any Eligible Employee shall permit his or her rights to purchase shares of Stock under this Plan or under any other employee stock purchase plan (within the meaning of Section 423 of the Code) established by the Company or any Subsidiary to accrue (within the meaning of Section 423(b)(8) of the Code) at a rate which exceeds $25,000 of the Fair Market Value of such Stock for any calendar year.

      7.3 Insufficient Number of Shares of Stock. If the number of shares of Stock reserved for purchase for any Purchase Period is insufficient to cover the number of shares which Participating Employees elect to purchase on the Exercise Date for of such Purchase Period, then the number of shares of Stock which each Participating Employee has a right to purchase at the end of such Purchase Period shall be reduced to the number of shares of Stock which the Plan Administrator shall determine by multiplying the number of shares of Stock reserved under this Plan by a fraction, the numerator of which shall be the number of shares of Stock which such Participating Employee elected to purchase at the end of such Purchase Period and the denominator of which shall be the total number of shares of Stock which all Participating Employees elected to purchase at the end of such Purchase Period.

                                   Section 8.

                               PAYROLL DEDUCTIONS

      8.1 Initial Authorization. Each Participating Employee's initial election on a Stock Purchase Form shall specify the specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her compensation each pay period (determined in accordance with such Participating Employer's standard payroll policies and practices) during the Purchase Period for which the election made on such form is in effect, provided

            (a) the minimum amount deducted from a Participating Employee's compensation during any pay period in a Purchase Period shall not be less than $50.00.

            (b) the maximum amount deducted from a Participating Employee's compensation during any Purchase Period shall not exceed the lesser of $6,250.00 or such other amount as set from time to time by the Plan Administrator.

      8.2 Continuing Election. An election made on a Stock Purchase Form once timely filed under Section 6.1 shall continue in effect until amended under
Section 8.3 or revoked under Section 8.4.

      8.3 Election Amendment. An election made on a Stock Purchase Form may be amended during any Offering Period and such amendment shall be effective for the related Purchase Period if filed before the last day of such Offering Period.

      8.4 Election Revocation and Withdrawal Rights.

            (a) Revocation. A Participating Employee shall have the right during any Purchase Period to revoke an election made on a Stock Purchase Form, and such revocation shall stop the payroll deductions which he or she previously had authorized for such Purchase Period if he or she files an election revocation with the Plan Administrator on a Stock

                  Purchase Form before the Exercise Date for such Purchase Period, and such payroll deductions shall stop as soon as practicable after the Plan Administrator actually receives such election revocation.

            (b) Withdrawal. If a Participating Employee revokes his or her election, he or she may elect to withdraw the entire balance credited to his or her Account for such Purchase Period without interest, and any such election shall be made on a Stock Purchase Form. If a Participating Employee makes such a withdrawal election, such balance shall be paid to him or her in cash (without interest) as soon as practicable after the Plan Administrator receives his or her withdrawal election on a Stock Purchase Form. If no such election is made, such Account balance shall be applied to exercise his or her option under Section 9.

      8.5 Account Credits, General Assets and Taxes. All payroll deductions made for a Participating Employee shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by the Company or by one, or more than one, Subsidiary (as determined by the Plan Administrator ) as part of the general assets of the Company or any such Subsidiary, and each Participating Employee's right to the payroll deductions credited to his or her Account shall be those of a general and unsecured creditor. The Company or such

Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

      8.6 No Cash Payments. No Participating Employee may make any contribution to his or her Account except through payroll deductions made in accordance with this Section 8.

                                   Section 9.

                               EXERCISE OF OPTION

      9.1 General Rule. Each Participating Employee automatically shall be deemed to exercise his or her option granted for each Purchase Period on the related Exercise Date for the purchase of as many whole shares of Stock subject to such option as the balance credited to his or her Account as of that date will purchase at the Option Price for such shares of Stock.

      9.2 Automatic Refund. If a Participating Employee's Account has a remaining balance after his or her option has been exercised as of an Exercise Date under this Section 9, such balance automatically shall be refunded to the Participating Employee in cash (without interest) as soon as practicable following such Exercise Date unless such balance is attributable to a fractional share, in which event such Account balance may be carried forward (without interest) to the immediately following Purchase Period.

      9.3 Delivery of Stock. A stock certificate representing any shares of Stock purchased upon the exercise of an option under this Plan shall be held for or, at the Participating Employee's direction and expense, delivered to the Participating Employee and shall be registered in his or her name; provided, however, the Company shall not have any obligation to deliver a certificate to a Participating Employee which represents a fractional share of Stock. No Participating Employee (or any person who makes a claim through a Participating Employee) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock actually have been delivered to such person or have been transferred to a brokerage account for such person at a broker-dealer designated by the Plan Administrator.

                                   Section 10.

                            TERMINATION OF EMPLOYMENT

      If a Participating Employee's employment as an Eligible Employee terminates on or before the Exercise Date for a Purchase Period for any reason whatsoever, his or her Account shall be distributed as if he or she had elected to withdraw his or her Account in cash under Section 8.4 immediately before the date his or her employment had so terminated. However, if a Participating Employee is transferred directly between the Company and a Subsidiary or between one Subsidiary and another Subsidiary while he or she has an Authorization in effect, his or her employment shall not be treated as terminated merely by reason of such transfer and any such Authorization shall (subject to all the terms and conditions of this Plan) remain in effect after such transfer for the remainder of such Purchase Period.

                                  Section 11.

                               NON-TRANSFERABILITY

      Neither the balance credited to a Participating Employee's Account nor any rights to the exercise of an option or to receive shares of Stock under this Plan shall be transferable other than by will or by the laws of descent and distribution, and any option shall be exercisable during a Participating Employee's lifetime only by the Participating Employee.

                                  Section 12.

                                   ADJUSTMENT

      The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3, and the Option Price for such shares or Stock as well as the number, kind or class (or any combination thereof) of shares of Stock subject to grants under this Plan shall be adjusted by the Plan Administrator in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to such changes as stock dividends or stock splits.

                                   Section 13.

                             SECURITIES REGISTRATION

      As a condition to the receipt of shares of Stock under this Plan, an Eligible Employee shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Eligible Employee shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or the Eligible Employee shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates representing the Stock transferred upon the exercise of an option may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                   Section 14.

                            AMENDMENT OR TERMINATION

      This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with,
Section 423 of the Code, and any such amendment shall be subject to the approval of the Company's shareholders to the extent such approval is required under
Section 423 of the Code or to the extent such approval is required to satisfy any requirements under other applicable law. The Board also may terminate this Plan or any offering made under this Plan at any time; provided, however, the Board shall not have the right to modify, cancel, or amend any option outstanding after the beginning of a Purchase Period unless (1) each Participating Employee consents in writing to such modification, amendment or cancellation, (2) such modification only accelerates the Exercise Date for the related Purchase Period or (3) the Board acting in good faith deems that such action is required under applicable law.

                                  Section 15.

                                  MISCELLANEOUS

      15.1 Shareholder Rights. No Participating Employee shall have any rights as a shareholder of the Company as a result of the grant of an option pending the actual delivery of the Stock subject to such option to such Participating Employee.

      15.2 No Contract of Employment. The grant of an option to a Participating Employee under this Plan shall not constitute a contract of employment and shall not confer on a Participating Employee any rights upon his or her termination of employment.

      15.3 Withholding. Each option shall be made subject to the condition that the Participating Employee consents to whatever action the Plan Administrator directs to satisfy the federal and state tax withholding requirements, if any, which the Plan Administrator in its discretion deems applicable to the exercise of such option.

      15.4 Construction. All references to sections (Section) are to sections (Section) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

      15.5 Rule 16b-3. The Plan Administrator shall have the right to amend any option to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee as the Plan Administrator deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                            GREAT WOLF RESORTS, INC.

                                            By:________________________________

                                            Date:______________________________